Other Non-Current Assets	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Other Non-Current Assets
13.	OTHER NON-CURRENT ASSETS

Other non-current assets are comprised of the following:

	December 31, 2014	December 31, 2013
Advance payment to non state pension fund	9,866	17,177
Intangible assets, net	8,898	14,226
Deferred assets from sale and lease back	7,175	11,582
Capitalized loan origination fees	921	82,375
Other	3,593	2,501

Total other non-current assets	30,453	127,861

As of December 31, 2014 and 2013, advanced payments of $9,866 and $17,177 were made by Yakutugol in terms of agreed pension benefit program to Mechel Fund non-state pension funds (Note 17).

As of December 31, 2014 and 2013, the gross carrying amount of intangible assets was $15,281 and $21,289, respectively. As of December 31, 2014 and 2013, the accumulated amortization of intangible assets was $6,383 and $7,063, respectively.

As of December 31, 2014 and 2013, the amounts of $921 and $71,815, respectively, related to capitalized origination fees on bank loans that were recorded as a non-current asset, and are being amortized using the effective interest method over the loan term (Note 14). The capitalized origination fees are classified between short-term and long-term assets in a manner consistent with the related debt. The Export Credit Agency (“ECA”) fees capitalized within loan origination fees amounted to $nil and $10,560 as of December 31, 2014 and 2013, respectively. The ECA fees are the export credit insurance cover issued by the respective Export Credit Agency acting as an intermediary between national governments and exporters to issue export financing.